Earnings per Share	12 Months Ended
Jun. 30, 2025
Earnings per Share [Abstract]
Earnings per Share
9.	Earnings per Share

The following table reflects the profit or loss and number of shares used in the basic and diluted earnings per share (EPS) computations:

	2025	2024 Restated *	2023 Restated *
Loss attributable to equity holders of Elevra Lithium Limited ($’000)	(294,290)	(101,398)	(11,048)
Weighted average number of ordinary shares (‘000)
Basic earnings per share denominator (1)	71,864	66,853	56,556
Ordinary shares contingently issuable (2)	–	–	–
Diluted earnings per share denominator	71,864	66,853	56,556
Earnings per share (cents)
Basic	(409.51)	(151.67)	(19.53)
Diluted	(409.51)	(151.67)	(19.53)

*	Refer to Note 32 for details on restatement of prior period comparatives.
(1)
The weighted average number of ordinary shares at the end of each reporting period has been adjusted for the 150:1 share consolidation which occurred on 22 September 2025. Refer to Note 32 and 33 for further details.

(2)
The weighted average number of contingently issuable ordinary shares as at 30 June 2025 is 1.8 million (2024: 0.1 million; 2023: 1.6 million). The inclusion of these contingently issuable ordinary shares would have the effect of reducing the loss per share. Accordingly, these potential ordinary shares have not been included in the determination of diluted earnings per share.

Basic earnings per share

Basic earnings per share amounts are calculated based on profit or loss attributable to equity holders of Elevra Lithium Limited and the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share

Dilutive earnings per share amounts are calculated based on profit or loss attributable to equity holders of Elevra Lithium Limited and the weighted average number of ordinary shares outstanding after adjustment for the effects of all dilutive potential ordinary shares.